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                                        Transamerica Catalyst Variable Annuity
                                                          Issued by
                                Transamerica Life Insurance and Annuity Company
                                                      Separate Account VA-6


                                                 Supplement Dated May 26, 1999

                                       To

                          Prospectus Dated May 1, 1999


The following information supplements the Prospectus. You should read it together with the Prospectus.

1. The first paragraph of the Allocation of Purchase Payments section on Page 22 is changed to read:

       You specify how purchase payments will be allocated under the contract. You may allocate purchase payments among one or more of the variable sub-accounts and the general account options as long as the portions are whole number percentages. In addition, there is a minimum allocation of $1,000 to each guarantee period. We may waive this minimum allocation amount under certain options and circumstances.

2. Item 3 in the Eligibility Requirements for Dollar Cost Averaging section on Page 25 is changed to read:

       3.  The  minimum   amount  you  can  transfer  into  any  other  variable
sub-account is $250.